UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 17, 2003


                                AIRGATE PCS, INC.

             (Exact name of Registrant as specified in its charter)


    Delaware                         027455                     58-2422929
 (State or other            (Commission File Number)         (IRS Employer
  jurisdiction of                                            Identification
  incorporation)                                                 Number)


        Harris Tower,
   233 Peachtree Street N.E.,
         Suite 1700
      Atlanta, Georgia                                           30303
(Address of principal executive offices)                      (Zip Code)

                                 (404) 525-7272
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Item 2.           Acquisition or Disposition of Assets


     On November 30, 2001, AirGate PCS, Inc. (the "Company") acquired iPCS, Inc. (together with its subsidiaries, "iPCS"). Subsequent to November 30, 2001 and through February 23, 2003, the results of operations and accounts of iPCS were consolidated with the Company in accordance with generally accepted accounting principles. On February 23, 2003, iPCS filed a Chapter 11 bankruptcy petition in the United States Bankruptcy Court for the Northern District of Georgia for the purpose of effecting a court-administered reorganization. In accordance with generally accepted accounting principles, subsequent to February 23, 2003, the Company ceased consolidating the accounts and results of operations of iPCS and the accounts of iPCS were recorded as an investment using the cost method of accounting. On October 17, 2003, the Company irrevocably transferred all of its shares of iPCS common stock into a trust organized under Delaware law as described below. On the date of the transfer, generally accepted accounting principles require this disposition to be accounted for as a discontinued operation.


     The Company filed a prospectus and solicitation statement on Form S-4 with the Securities and Exchange Commission on September 26, 2003 with respect to a proposed restructuring of certain of the Company's indebtedness. In connection with the proposed restructuring, the Company would issue up to 33 million shares of its common stock. As a result of this issuance, the Company would undergo an ownership change under Section 382 of the Internal Revenue Code of 1986, as amended. An ownership change of the Company would also cause an ownership change of its wholly-owned subsidiary, iPCS. This ownership change could have a detrimental effect on the use of certain net operating losses ("NOLs") of iPCS and, consequently, could subject the Company's restructuring to the automatic stay protection of the iPCS bankruptcy court.

     In order to prevent such an effect, on October 17, 2003, the Company irrevocably transferred all of its shares of iPCS common stock into a trust organized under Delaware law. The Company's shareholders on the date of transfer to the trust are the trust's sole beneficiaries (the "Beneficiaries"). Such Beneficiaries' interest in the trust is equal to their percentage ownership of the Company on October 17, 2003. The Company received no cash consideration from its shareholders or the trust in connection with the transfer. The bankruptcy court overseeing iPCS' bankruptcy approved (i) the transfer of the iPCS shares to the trust, (ii) the Trust Agreement (the "Agreement") by and between AirGate and Wilmington Trust Company, as trustee, and (iii) upon confirmation of iPCS's plan of reorganization by the bankruptcy court, the distribution to the Beneficiaries of iPCS stock if the iPCS plan of reorganization that the court approves provides for such distribution. It is likely that the iPCS bankruptcy court will ascribe little to no value to the iPCS stock held in the trust.

     Under the Agreement, the trustee will administer the trust and the Company will have no ability to direct the trustee in its administration of the trust. The Company will pay all expenses of the trust and the trustee.

     The Agreement provides that the Beneficiaries may not transfer their interest in the trust in any manner except by bequest or inheritance or by operation of law. Distributions from the trust to the Beneficiaries will be made only upon the final approval of an iPCS plan of reorganization by the iPCS bankruptcy court which provides for a distribution to the Beneficiaries. The trust will terminate upon the earlier of (i) a distribution as described in the previous sentence, (ii) the approval of an iPCS plan of reorganization by the iPCS bankruptcy court that does not provide for such a distribution and (iii) October 17, 2006. Upon termination, the trustee will distribute the iPCS stock to the Beneficiaries. Under no circumstances will the iPCS stock revert to or vest with the Company.

     The Agreement states that iPCS' Board of Directors will retain control over iPCS and that Timothy M. Yager will remain as iPCS' Chief Restructuring Officer. The trustee of the trust may not, other than as directed by iPCS' Board of Directors or by the iPCS bankruptcy court, (i) alter or amend iPCS' certificate of incorporation or bylaws, (ii) issue any securities, (iii) remove any of iPCS' directors or (iv) change the size of iPCS' Board of Directors. In addition, the trustee may not amend the terms of the management agreement between iPCS and an affiliate of Mr. Yager or take any action to remove Mr. Yager or any other officer of iPCS. Except as discussed above regarding distributions of the iPCS stock to the Beneficiaries, the trustee may not sell or transfer such stock. Finally, the trustee must vote the iPCS stock in accordance with the directions of the iPCS Board of Directors and the trustee has no obligation to act absent direction from the iPCS Board of Directors.

     The Agreement further provides that the trustee must deliver to the Beneficiaries within 90 days of the end of each calendar year, a report showing assets and liabilities of the trust as of the end of the year and the receipts and disbursements of the trust for the period. The report must also describe the changes in the trust's assets and the actions taken by the trustee during the period. The trustee must also mail to the Beneficiaries interim reports describing any material events relating to the iPCS stock. Neither the trustee nor iPCS is required to deliver iPCS' financial statements to the Beneficiaries.

     The summary of the Agreement set forth above is qualified in its entirety to the terms of the Agreement. A copy of the Agreement is attached hereto as exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(b)      Pro forma financial information.

     The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2003 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended June 30, 2003 and year ended September 30, 2002 are included as part of this Form 8-K.

(c)      Exhibits.

  Exhibit No.                               Description
  -----------                               -----------
     99.1 Trust Agreement dated October 17, 2003 by and between AirGate PCS, Inc. and Wilmington Trust Company, as Trustee.

                                AIRGATE PCS, INC.
                               PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)
         (Dollars in thousands, except for share and per share amounts)


     On November 30, 2001, AirGate PCS, Inc. (the "Company") acquired iPCS, Inc. (together with its subsidiaries, "iPCS"). Subsequent to November 30, 2001 and through to February 23, 2003, the results of operations and accounts of iPCS were consolidated with the Company in accordance with generally accepted accounting principles. On February 23, 2003, iPCS filed a Chapter 11 bankruptcy petition in the United States Bankruptcy Court for the Northern District of Georgia for the purpose of effecting a court-administered reorganization. In accordance with generally accepted accounting principles, subsequent to February 23, 2003, the Company ceased consolidating the accounts and results of operations of iPCS and the accounts of iPCS were recorded as an investment using the cost method of accounting. On October 17, 2003, the Company irrevocably transferred all of its shares of iPCS common stock into a trust organized under Delaware law. On the date of the transfer, generally accepted accounting principles require this disposition to be accounted for as a discontinued operation.

     The accompanying Unaudited Pro Forma Condensed Consolidated Statements of Continuing Operations for the nine months ended June 30, 2003 and for the year ended September 30, 2002 assume that the transfer of shares of iPCS took place on November 30, 2001. The accompanying unaudited pro forma condensed consolidated statements of continuing operations present the significant financial aspects of the disposition as if iPCS were a discontinued operation.

     The accompanying unaudited pro forma condensed consolidated information is presented for illustrative purposes only and is not necessarily indicative of the financial position which would actually have been reported had the disposition been consummated during the periods presented, nor is it necessarily indicative of future operating results or financial position of the Company.

     This information was derived from the unaudited consolidated financial statements of the Company for the nine months ended June 30, 2003 and the audited consolidated financial statements of the Company for the year ended September 30, 2002. The historical financial statements used in preparing the unaudited pro forma condensed consolidated statements of continuing operations are summarized and should be read in conjunction with the Company's complete historical financial statements and related notes that the Company has filed with the Securities and Exchange Commission.


                                AIRGATE PCS, INC.
    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CONTINUING OPERATIONS
                     For the Nine Months Ended June 30, 2003
         (Dollars in thousands, except for share and per share amounts)

                                               Historical                                            Pro Forma
                                             9 Months Ended                                        9 Months Ended
                                                June 30,                   Pro Forma                  June 30,
                                                 2003                     Adjustments                   2003
                                         -----------------------      --------------------      ---------------------
                                              (Unaudited)                 (Unaudited)               (Unaudited)

Revenues:
   Service revenue                        $       242,928              $   (57,896)   (1)        $      185,032
   Roaming revenue                                 67,019                  (18,893)   (1)                48,126
   Equipment revenue                               10,773                   (2,132)   (1)                 8,641
                                         -----------------------      --------------------      ---------------------
                                                  320,720                  (78,921)                     241,799
                                         -----------------------      --------------------      ---------------------

Operating Expenses:
   Cost of services and roaming                  (193,956)                  56,192    (1)              (137,764)
   Cost of equipment                              (22,400)                   6,762    (1)               (15,638)
   Selling and marketing                          (57,280)                  16,417    (1)               (40,863)
   General and administrative expenses            (21,910)                   6,881    (1)               (15,029)
   Non-cash stock compensation expense               (530)                      -                          (530)
   Depreciation and amortization                  (48,967)                  14,135    (1)               (34,832)
   Amortization                                    (6,855)                   6,855    (1)                   -
                                         -----------------------      --------------------      ---------------------
     Total operating expenses                    (351,898)                 107,242                     (244,656)
                                         -----------------------      --------------------      ---------------------
     Operating loss                               (31,178)                  28,321                       (2,857)
                                         -----------------------      --------------------      ---------------------

Interest income                                        94                      (42)   (1)                    52
Interest expense                                  (45,869)                  14,292    (1)               (31,577)
Other expense                                          11                       -                            11
                                         -----------------------      --------------------      ---------------------
Loss from historical operations and
 proforma loss from continuing
 operations before income taxes                   (76,942)                  42,571                      (34,371)
Income taxes                                        -                           -                           -
                                         -----------------------      --------------------      ---------------------

Net loss from historical operations
 and proforma loss from continuing
 operations                               $       (76,942)             $    42,571               $      (34,371)
                                         =======================      ====================      =====================
Basic and diluted loss per share:
     Net loss from historical operations  $         (2.97)                                       $
                                         =======================                                =====================


     Proforma loss from continuing
      operations                          $                                                      $        (1.33)
                                         =======================                                =====================
     Basic and diluted weighted-average
      outstanding common shares                25,897,415                                            25,897,415




                                AIRGATE PCS, INC.
    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CONTINUING OPERATIONS
                  For the Fiscal Year Ended September 30, 2002
         (Dollars in thousands, except for share and per share amounts)


                                               Historical                                                Pro Forma
                                               Year Ended                                               Year Ended
                                             September 30,               Pro Forma                     September 30,
                                                  2002                  Adjustments                        2002
                                         ---------------------   ------------------------       --------------------------
                                                                    (Unaudited)                     (Unaudited)

Revenues:
  Service revenue                         $       327,365          $      (100,861)   (1)         $     226,504
  Roaming revenue                                 111,162                  (37,149)   (1)                74,013
  Equipment revenue                                18,030                   (5,003)   (1)                13,027
                                         ---------------------   ------------------------       --------------------------
                                                  456,557                 (143,013)                     313,544
                                         ---------------------   ------------------------       --------------------------

Operating Expenses:
  Cost of services and roaming                   (311,135)                 106,996    (1)              (204,139)
  Cost of equipment                               (43,592)                  15,968    (1)               (27,624)
  Selling and marketing                          (116,521)                  37,511    (1)               (79,010)
  General and administrative expenses             (25,339)                   7,708    (1)               (17,631)

  Non-cash stock compensation expense                (769)                     -                           (769)
  Depreciation and amortization                   (70,197)                  29,519    (1)               (40,678)
  Amortization                                    (39,332)                  39,252    (1)                   (80)
  Loss on disposal of property and
  equipment                                        (1,074)                     -                         (1,074)
  Goodwill impairment                            (460,920)                 460,920    (1)                     -
  Property and equipment impairment               (44,450)                  44,450    (1)                     -
  Intangible asset impairment                    (312,043)                 312,043    (1)                     -
                                         -----------------------      --------------------      ---------------------
    Total operating expenses                   (1,425,372)               1,054,367                     (371,005)
                                         -----------------------      --------------------      ---------------------
    Operating loss                               (968,815)                 911,354                      (57,461)
                                         -----------------------      --------------------      ---------------------

Interest income                                       590                     (429)   (1)                   161
Interest expense                                  (57,153)                  21,673    (1)               (35,480)
                                         -----------------------      --------------------      ---------------------
Loss from historical operations and
 proforma loss from continuing
 operations before income taxes                (1,025,378)                 932,598                      (92,780)
Income taxes                                       28,761                  (28,761)   (1)                     -
                                         -----------------------      --------------------      ---------------------

Net loss from historical operations
 and proforma loss from continuing
 operations                               $      (996,617)              $   903,837               $     (92,780)
                                         =======================      ====================      =====================
Basic and diluted loss per share:
     Net loss from historical operations  $        (41.96)                                        $
                                         =======================                                =====================


     Proforma loss from continuing
      operations                          $                                                      $        (3.91)
                                         =======================                                =====================
     Basic and diluted weighted-average
      outstanding common shares                23,751,507                                            23,751,507


                                AIRGATE PCS, INC.
                        FOOTNOTES TO PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

On November 30, 2001, AirGate PCS, Inc. (the "Company") acquired iPCS, Inc. (together with its subsidiaries, "iPCS"). Subsequent to November 30, 2001 and through February 23, 2003, the results of operations and accounts of iPCS were consolidated with the Company in accordance with generally accepted accounting principles. On February 23, 2003, iPCS filed a Chapter 11 bankruptcy petition in the United States Bankruptcy Court for the Northern District of Georgia for the purpose of effecting a court-administered reorganization. In accordance with generally accepted accounting principles, subsequent to February 23, 2003, the Company ceased consolidating the accounts and results of operations of iPCS and the accounts of iPCS were recorded as an investment using the cost method of accounting with a balance totalling approximately $(184) million. On October 17, 2003, the Company irrevocably transferred all of its shares of iPCS common stock into a trust. It is expected that the balance will continue to be reflected in the Company's balance sheet until confirmation of the iPCS plan of reorganization by the iPCS bankruptcy court.

The pro forma adjusted operations for the nine months ended June 20, 2003 and fiscal year ended September 30, 2002 include allocations for management services and related expenses provided to both AirGate and iPCS. The Company formed AirGate Service Company, Inc. ("ServiceCo"), a restricted subsidiary of AirGate, to provide management services to both AirGate and iPCS. Generally, the management personnel included in ServiceCo allocations were AirGate staff in the Company's principal corporate offices in Atlanta and the iPCS accounting staff in Geneseo, Illinois. ServiceCo expenses were allocated between AirGate and iPCS based on the percentage of subscribers they contributed to total number of Company subscribers, which approximated 60% for AirGate and 40% for iPCS. Expenses that related to ServiceCo or both companies, such as rents associated with the Atlanta and Geneseo offices, consulting costs incurred and other expenses related to these management services were allocated in accordance with the ServiceCo allocation. For the year ended September 30, 2002, iPCS paid ServiceCo a net total of $1.7 million for ServiceCo expenses. For the nine months ended June 30, 2003, iPCS paid ServiceCo a net of $2.7 million for Service Co expenses. On January 27, 2003, iPCS retained a Chief Restructuring Officer and began terminating services provided by ServiceCo in March, 2003. All remaining services were terminated by iPCS by September 30, 2003.

As a result of the ServiceCo allocation, the nine months ended June 30, 2003 and fiscal year ended September 30, 2002 pro forma adjusted results may be more favorable than results in the future.

The following is a description of the pro forma adjustment to reflect the effects of the disposition of iPCS. The disposition is further described in this Form 8-K.

(1) Represents the adjustment to reclassify the operations of iPCS from continuing to discontinued operations for the periods presented.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AIRGATE PCS, INC. (Registrant)


Date: November 3, 2003                   By: /s/ William H. Seippel
                                             ----------------------
                                             Name:  William H. Seippel
                                             Title: Chief Financial Officer

                          EXHIBIT INDEX

 Exhibit No.                 Description
 -----------                 -----------

99.1 Trust Agreement dated October 17, 2003 by and between AirGate PCS, Inc. and Wilmington Trust Company, as Trustee.